Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, chief executive officer of Legg Mason Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.   The Trust’s periodic report on Form N-CSR for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting Mark R. Fetting President	August 23, 2006 Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, chief financial officer of Legg Mason Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.   The Trust’s periodic report on Form N-CSR for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski Marie K. Karpinski Vice President and Chief Financial Officer	August 21, 2006 Date